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                                                                   Exhibit 10.11


                           AMF BOWLING WORLDWIDE, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

         This AMF Bowling Worldwide, Inc. Restricted Stock Award Agreement (the "Agreement") is dated this 1st day of February, 2002, between AMF Bowling Worldwide, Inc., a Delaware Corporation, (the "Company") and Roland Smith (the "Executive").

         1.       Definitions. As used herein, the following terms shall be
                  -----------
defined as set forth below:

         (a) "Bankruptcy Court" means the U.S. Bankruptcy Court for the Eastern District of Virginia (Richmond Division).

         (b)      "Board" means the Board of Directors of AMF Bowling Worldwide,
Inc.

         (c) "Cause" shall mean that the Executive shall have been convicted of a felony, or engaged in conduct that constitutes gross neglect and results in material economic harm to the Company or any of its subsidiaries, or engaged in conduct that constitutes willful gross misconduct with respect to the Executive's employment duties; provided, however, that for purposes of determining whether conduct constitutes willful gross misconduct, no act on the Executive's part shall be considered "willful" if such conduct is done by the Executive under a reasonable and good faith belief that his actions were in the best interest of the Company or any of its subsidiaries. Notwithstanding the foregoing, the Company may not terminate the Executive's employment for Cause unless (i) a determination that Cause exists is made and approved by a majority of the Company's Board of Directors excluding the Executive and other employees of the Company, (ii) the Executive is given at least fourteen (14) days' written notice of the Board meeting called to make such determination and an opportunity to cure during such notice period, and (iii) the Executive and his legal counsel are given the opportunity to address such meeting.

         (d) For purposes of this Agreement, "Change in Control" shall mean the occurrence in a single transaction or series of related transactions of any one of the following events or circumstances after the Effective Date:

         (i) a merger, consolidation or reorganization where the beneficial owners of the voting securities of the Company immediately preceding such merger, consolidation or reorganization beneficially own less than 60% of the securities possessing the right to vote to elect directors or to authorize a merger, consolidation or reorganization with respect to the survivor, after giving effect to such merger, consolidation or reorganization;

         (ii)     acquisition by any person or group, as defined for purposes of
     Section 13(d) of the Securities Exchange Act of 1934, other than (a) a person that acquires as of the Effective Date at least 10% of the outstanding voting securities of the Company pursuant to the Company's Plan approved by the Bankruptcy Court, (b) a trustee or other fiduciary holding voting securities of the Company under an employee

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     benefit plan of the Company, or (c) a corporation owned, directly or indirectly, by the holders of voting securities of the Company in substantially the same proportion as their ownership of voting securities of the Company of beneficial ownership of 40% or more of the voting securities of the Company;

         (iii) consummation of a sale or disposition by the Company of all or substantially all the Company's assets or of the Company's bowling centers operations; or

         (iv) approval by the stockholders of the Company of a plan of liquidation or dissolution with respect to the Company.

         (e)      "Code" means the Internal Revenue Code of 1986, as amended.

         (f)      "Committee" means the Compensation Committee of the Board.

         (g) "Common Stock" means the common stock of the Company, par value $0.01 per share.

         (h) "Effective Date" means the date on which the Plan is confirmed by the Bankruptcy Court, and becomes effective in accordance with its terms.

         (i) "Fair Market Value" means (i) prior to an IPO, the fair market value per share of Common Stock, on a fully diluted basis, determined by the Board, (ii) at the time of an IPO, the per share price to the public in such IPO, and (iii) after an IPO, (A) if the Common Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Common Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, or (B) if the Common Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date then on the last preceding date on which such a sale was reported. If, after an IPO or where the Common Stock is Publicly Held, but the Common Stock is not quoted on NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith to be the fair market value per share of Common Stock, on a fully diluted basis.

         (j) "Good Reason" means that the Executive shall have the right to terminate his employment for Good Reason under any of the following circumstances: (i) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position (including status, titles and reporting relationships), authority, duties or responsibilities as contemplated hereunder, or any other action by the Company which results in a significant diminution in such position, authority, duties or responsibilities, excluding any action not taken in bad faith and which is remedied by the Company within thirty (30) days after receipt of notice thereof given by the Executive; (ii) any failure by the Company to comply with any of the provisions of the employment agreement other than a failure not committed in bad faith and which is remedied by the Company within thirty (30) days after receipt of notice thereof given

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by the Executive; (iii) the Executive being required to relocate to a principal place of employment more than 25 miles from the Executive's current principal place of employment and further from the Executive's principal residence of more than 10 miles; (iv) the failure of any assignee to assume and perform the employer obligations under the agreement; (v) the Executive shall have a right to resign for any reason (which shall be deemed to be for Good Reason) during a six-month period beginning 60 days after a Change in Control upon 30 days' prior written notice to the Company, provided the Executive terminates and does not seek continued employment with the Company and all of its subsidiaries and affiliates; and (vi) notice by the Company of the termination of the automatic renewal of the employment term under Section 2 of the Executive's Employment Agreement.

         (k) "IPO" means an initial public offering of the Common Stock registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement.

         (l) "Plan" means the Company's Chapter 11 plan of reorganization under Chapter 11 of the United States Bankruptcy Code.

         (m) "Publicly Held" means the date on which the Company becomes subject to the reporting obligations of Section 12 of the Securities Exchange Act of 1934, as amended.

         (n) "Reorganized Company" means the Company as it may be constituted upon and immediately following the consummation of the Plan, and except as provided in Section 2(a), is otherwise referred to as the Company.

         (o)      "Securities Act" means the Securities Act of 1933, as amended.

         2.       Restricted Stock Award; Vesting Schedule; Issuance of
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Restricted Stock
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         (a)      Subject to the following terms and conditions, this Agreement evidences that on the date that the Plan is confirmed by the Bankruptcy Court and becomes effective in accordance with its terms (the "Effective Date"), the Company shall grant the Executive a restricted stock award of 129,132 shares of Common Stock (the "Restricted Stock") (or, in the event of a modification of the November 7, 2001 Disclosure Statement pursuant to the confirmation of the Plan, such number of shares as equals 1% of the Common Stock outstanding immediately after the Effective Date (taking into account all options authorized under the Company's Management Incentive Plan, all warrants issued under the Plan, and the award of the Restricted Stock)).

         (b) The Restricted Stock which shall vest and the restrictions imposed thereon shall lapse as follows: one-third of the shares of Restricted Stock shall vest as of each of the first three anniversaries of the Effective Date (the "Vesting Dates"); provided that, except as provided in Section 3 below, the Executive is employed by the Company on the applicable Vesting Date. The Restricted Stock granted hereunder shall be registered in the Executive's name on the books of the Company, but the certificates evidencing such Restricted Stock shall be retained by the Company during the period prior to the vesting of the Restricted Stock as set forth in this Section 2(a) (the "Restricted Period"). Upon the expiration of the Restricted Period, certificates evidencing such Restricted Stock shall be delivered promptly to the Executive.

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         3.       Termination of Employment. If prior to the expiration of the
                  -------------------------
Restricted Period, the Executive's employment with the Company is terminated for any reason, all vesting with respect to the Restricted Stock shall cease, any unvested Restricted Stock shall be canceled and forfeited back to the Company, and the Executive shall have no further rights with respect to such Restricted Stock. Notwithstanding the foregoing, in the event the Company terminates the Executive's employment other than for Cause, or the Executive terminates his employment for Good Reason, on or before the first Vesting Date, the Executive shall become immediately vested in 43,044 shares of Restricted Stock (or one-third of such shares granted pursuant to Section 2(a), if different), and upon such a termination after the first Vesting Date and prior to the complete vesting of all Restricted Stock, the Executive shall become immediately vested in such number of unvested shares of Restricted Stock that equals the product of
(i) 43,044 (or one-third of such shares granted pursuant to Section 2(a), if different), and (ii) a fraction, the numerator of which is the number of days from the immediately preceding Vesting Date through the date on which the Executive was terminated and the denominator of which is 365.

         4.       Special Tax Election.
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         (a)      Under Section 83 of the Code, the excess of the Fair Market
Value of the Restricted Stock on the date any forfeiture restrictions applicable to such shares lapse over the purchase price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes vesting provisions applicable to the Restricted Stock. The Executive may elect under Section 83(b) of the Code to be taxed at the time the Restricted Stock is acquired, rather than when and as such Restricted Stock cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within 30 days after the date of this Agreement is executed.

         (b) THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT A HERETO. THE EXECUTIVE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE 30 DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

         (c) THE EXECUTIVE ACKNOWLEDGES THAT IT IS THE EXECUTIVE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE EXECUTIVE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

         5.       Limitation of Rights; Dividend Equivalents. The Executive
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shall not have any right to transfer any rights under the Restricted Stock
Award, shall not have any rights of ownership in the shares of the Common Stock subject to the Restricted Stock Award prior to the issuance of such shares, and shall not have any right to vote such shares. The Executive will, however, receive a cash payment equal to the cash dividends paid on the vested shares underlying the Restricted Stock Award when cash dividends are paid to shareholders of the Company.

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         6.       Administration. This Agreement shall be administered by the
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Committee. The interpretation and construction by the Committee of any provision herein and any determination by the Committee pursuant to any provision of this Agreement shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

         7.       Transferability. The Common Stock subject to the Restricted
                  ---------------
Stock Award and awarded pursuant to this Agreement shall not, at any time prior to becoming vested, be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner.

         8.       Adjustments. The number of shares covered by the Restricted
                  -----------
Stock Award and, if applicable, the kind of shares covered by the Restricted Stock Award shall be adjusted to reflect any stock dividend, stock split, or combination of shares of the Common Stock. In addition, the Committee may make or provide for such adjustment in the number of shares covered by the Restricted Stock Award and the kind of shares covered by the Restricted Stock Award, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution, diminution or enlargement of the Executive's rights that otherwise would result from (a) any exchange of shares of the Common Stock, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for the Restricted Stock Award such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of the Restricted Stock Award so replaced.

         9.       Fractional Shares. The Company shall not be required to issue
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any fractional shares of the Company's common stock pursuant to this Agreement, and the Committee may round fractions down.

         10.      Taxes. To the extent that the Company is required to withhold
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federal, state, local or foreign taxes in connection with any benefit realized by the Executive or any other person under this Agreement, it shall be a condition to the realization of such benefit that the Executive or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld, which arrangements may include the Executive's delivery to the Company of a check equal to the amount of such taxes, and/or withholding shares of Common Stock from the shares of Common Stock that would otherwise be issuable to the Executive as a result of the lapse of the shares subject to the Restricted Stock Award. The foregoing to the contrary notwithstanding, if the Executive determines that there is an insufficient public market to sell in a single block on the day of placing a sale order, or no public market, at Fair Market Value, vested shares of Common Stock granted under this Restricted Stock Award to pay his anticipated federal, state or local income taxes on such Restricted Stock Award (which taxes shall be deemed to be determined at the maximum marginal rate of tax then applicable to individuals), then upon such lapse of restrictions the Executive may in his sole discretion tender a number of such shares to the Company having an aggregate Fair Market Value equal to such tax liability and the Company shall pay such tax liability to the tax

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authorities as a withholding tax. Upon the payment of any dividend equivalents payable pursuant to Paragraph 5 above, the Executive agrees that the Company shall deduct therefrom such amounts as are necessary to satisfy applicable withholding requirements.

         11.      Compliance with Laws; Legend on Certificates. The obligation
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of the Company to make payment of the Common Stock subject to the Restricted
Stock Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. In addition, the certificates representing the vested Restricted Stock delivered to the Executive as contemplated by Section 2 above shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Restricted Stock is listed, and any applicable federal or state laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         12.      No Third-Party Beneficiaries. Nothing in this Agreement shall
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confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

         13.      No Impact on Other Benefits and Employment. This Agreement
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shall not confer upon the Executive any right with respect to continuance of employment or other service with the Company and shall not interfere in any way with any right that the Company would otherwise have to terminate the Executive's employment at any time, subject to the terms of the Employment Agreement between the Company and the Executive, dated January 31, 2002 (the "Employment Agreement"). Nothing herein contained shall affect the Executive's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employment plan or program of the Company or any of its subsidiaries nor constitute an obligation for continued employment.

         14.      Cancellation. With the Executive's concurrence, the Committee
                  ------------
may cancel this Agreement. In the event of such cancellation, the Committee may authorize the granting of a new restricted stock award, which may or may not cover the same number of shares that had been the subject of the Restricted Stock Award, and subject to such other terms and conditions as then determined by the Committee.

         15.      Governing Law and Jurisdiction.
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         (a)      The validity, construction and effect of this Agreement will be determined in accordance with the laws of the State of Virginia, without regard to its conflicts of laws rules to the extent such laws are not preempted by federal bankruptcy law.

         (b) The parties hereby (i) submit to the exclusive jurisdiction of the courts of the State of Virginia and the U.S. federal courts in the Eastern District of Virginia, provided that until the Effective Date, the Bankruptcy Court shall have exclusive jurisdiction for any action or proceeding relating to this Agreement, (ii) consent that any such action or proceeding may be brought in any such venue, (iii) waive any objection that any such action or proceeding, if

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brought in any such venue, was brought in any inconvenient forum and agree not to claim the same, and (iv) agree that any judgment in any such action or proceeding may be enforced in other jurisdictions.

         16.      Merger Clause. This Agreement supersedes any and all
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understandings between the Company and the Executive with respect to the
Restricted Stock Award, except in the case of an inconsistency with terms and conditions expressly provided in the Employment Agreement, in which case such Employment Agreement terms and conditions will govern, and, except as otherwise provided herein, this Agreement may be amended only in writing signed by the Company and Executive.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                       AMF BOWLING WORLDWIDE, INC.




                                       By: /s/ FREDERICK G. KRAEGEL
                                       ---------------------------------
                                       Name:  Frederick G. Kraegel
                                       Title: SVP, CAO




                                       /s/ ROLAND SMITH
                                       ---------------------------------
                                       Roland Smith




         I hereby acknowledge receipt of the Restricted Stock Award granted on ___________________, 2002, which has been granted to me under the foregoing terms and conditions. I further agree to conform to all of the terms and conditions of the Agreement.




                                       /s/ ROLAND SMITH
                                       ---------------------------------
                                       Roland Smith

                                       Date:
                                             ---------------------------

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               ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN
              GROSS INCOME IN YEAR OF TRANSFER UNDER CODE ss. 83(b)

         The undersigned hereby elects pursuant to ss. 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1. The name, address and taxpayer identification number of the undersigned are:

                  Name:
                           -----------------------------------
                  Address:
                           -----------------------------------
                  SS#:
                           -----------------------------------

         2. Description of property with respect to which the election is being made:

                  The undersigned has received _______ shares of Common Stock of AMF Bowling Worldwide, Inc. (the "Company").

         3.       The date on which property was transferred is ____________ __,
                  _____.

                  The taxable year to which this election relates is calendar year _____.

         4. The nature of the restriction(s) to which the property is subject is:

                  The property is subject to subject to vesting requirements based upon the taxpayer's employment with the issuer.

         5.       Fair market value:

                  The aggregate fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $__________.

         6.       Amount paid for property:

                  The amount paid by taxpayer for the property is $_______.

         7.       Furnishing statement to employer:

                  A copy of this statement has been furnished to the Company, the employer of the undersigned.



Dated:  _____________                  ____________________
                                       Taxpayer's Signature